UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

(NYSE: SDHY)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

March 9, 2022

January 26, 2022

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT the 2022 Annual Meeting of Shareholders (the “Meeting”) of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), will be held on March 9, 2022 at 2:00 p.m., Eastern Time. In light of the coronavirus pandemic, the Fund has elected to hold this year’s Meeting via audio teleconference in order to ensure the safety of our shareholders. To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 2:00 p.m., Eastern Time, on March 4, 2022, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting. The Meeting is being held for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 26, 2022:

1. To consider and vote upon the election of three (3) Class I Trustees to the Fund’s Board of Trustees (“Board”), each to serve for a term ending at the 2025 annual meeting of the Fund’s shareholders and until his or her successor is duly elected and qualifies; and

2. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The Board has fixed the close of business on December 17, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof.

The enclosed proxy is being solicited on behalf of the Board.

Andrew R. French,

Secretary

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

OR AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET.

SHAREHOLDERS ARE INVITED TO ATTEND THE TELEPHONIC MEETING. EVEN IF YOU EXPECT TO ATTEND THE TELEPHONIC MEETING, EACH SHAREHOLDER IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR OVER THE INTERNET AS DESCRIBED IN THE MATERIALS PROVIDED TO YOU. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

VALID SIGNATURE

A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation c/o John Smith, President	John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee u/t/d 7/1/85	Sarah Clark, Trustee
C.	1.	Thomas Wilson, Custodian f/b/o Jessica Wilson UTMA New Jersey	Thomas Wilson, Custodian

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MARCH 9, 2022.

The Proxy Statement is available at https://www.proxy-direct.com/pru-32511

PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND (NYSE: SDHY)

655 BROAD STREET

NEWARK, NEW JERSEY 07102

PROXY STATEMENT

January 26, 2022

Annual Meeting of Shareholders to Be Held on March 9, 2022

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” and the members thereof, the “Trustees” or “Board Members”) of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), of proxies to be exercised at the 2022 Annual Meeting of Shareholders of the Fund to be held via audio teleconference only on March 9, 2022 at 2:00 p.m., Eastern Time, and at any postponements or adjournments thereof (the “Meeting”). The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”). The Board knows of no business other than the election of the three (3) Class I Board Members that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting, the giving of a proxy will empower the persons named in the proxy to vote in their discretion on such matter.

This Proxy Statement and the accompanying materials are first being made available to shareholders on or about January 26, 2022.

The Fund is organized as a Maryland statutory trust and is a registered closed-end investment company.

PGIM Investments LLC (“PGIM Investments” or the “Manager”) serves as the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments’ principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM, Inc., through its PGIM Fixed Income unit, (“PGIM” and PGIM Limited (together the “Subadvisers”) are each registered investment advisers and together serve as the Fund’s subadviser, and are responsible for the day-to-day portfolio management of the Fund. PGIM’s principal address is 655 Broad Street, Newark, New Jersey 07102. PGIM Limited’s principal address is Grand Buildings 1-3 Strand Trafalgar Square, London, WC2N 5HR. Both PGIM Investments, PGIM and PGIM Limited are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”). As of October 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as manager or administrator, as applicable, to closed-end investment companies with total aggregate assets of approximately $379.5 billion. The Board, in addition to overseeing the actions of the Manager and Subadviser, decides upon matters of general policy relating to the Fund. The Fund does not have a principal underwriter.

To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 2:00 p.m., Eastern Time, on March 4, 2022, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

Even if you plan to attend the telephonic Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you authorize a proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-877-632-0901.

All properly authorized proxies received prior to or at the Meeting will be exercised at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are given, votes entitled to be cast by shareholders represented by the proxies will be cast “FOR” the election of each nominee listed in Proposal No. 1 and in the discretion of the proxy holders on any other matter that may properly be brought before the Meeting or any postponement or adjournment thereof. Shareholders who authorize proxies may revoke them at any time before they are exercised by filing with the Fund a written notice of revocation at or prior to the start of the Meeting, by duly authorizing a proxy bearing a later date or by attending the telephonic Meeting and voting in person. In accordance with the Fund’s Bylaws, a quorum is constituted by the presence in person or by proxy of the holders of record of outstanding shares of the Fund’s common shares of beneficial interest entitled to cast a majority of all the votes entitled to be cast at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, a shareholder who properly authorizes a proxy but instructs the proxy holder to “abstain” or “withhold authority” will be treated as present for determining the presence of a quorum. Participation in the Meeting by telephone constitutes presence in person at the Meeting.

The Board has fixed the close of business on December 17, 2021 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. Each common share of beneficial interest entitles the holder of the share as of the Record Date to cast one vote for as many individuals as there are Board Members to be elected and for whose election the share is entitled to be voted and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the close of business on the Record Date, the Fund had 24,673,056 common shares of beneficial interest, par value $0.001 per share, outstanding and entitled to vote at the Meeting.

Annual reports are sent or made available to shareholders of record of the Fund following the Fund’s fiscal year end pursuant to Rule 30e-3. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 655 Broad Street, Newark, New Jersey 07102 or call toll free at (800) 451-6788 or visit the Fund’s website at www.pgim.com/investments or on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov. This reference to the website does not incorporate the contents of the website into this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement may be sent to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The expenses of solicitation will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail.

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at the Meeting. The presence of shareholders of record as of the Record Date entitled to cast a majority of all the votes entitled to be cast at the Meeting, in person or by proxy, will constitute a quorum. Participation in the Meeting by telephone constitutes presence in person at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting. The inspector of elections will determine whether or not a quorum is present at the Meeting. A shareholder who properly executes a proxy but instructs the proxy holder to “abstain” or “withhold authority,” or who is present at the Meeting in person but who abstains from voting on any matter, and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter), if any, will be counted as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the election of each nominee listed in Proposal No. 1.

Broker-dealer firms or other nominees holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed voting instruction card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted will be deemed an instruction to vote such shares in favor of the election of each nominee listed in Proposal No. 1.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the election of each nominee listed in Proposal No. 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or other nominees or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, other nominee or service agent specific instructions as to how you want your votes to be cast.

Required Vote

•	Board Members are elected by the affirmative vote of the holders of a majority of the Fund’s common shares of beneficial interest outstanding and entitled to vote thereon.

•

For purposes of the election of Board Members, abstentions and broker non-votes, if any, will not be considered votes cast, and will have the same effect as a vote against the election of a Board Member.

In the event that a quorum is not present, or if proxies for sufficient votes to elect one or more of the nominees for election as Board Members listed in Proposal No. 1 are not received by the time scheduled for the Meeting, pursuant to our bylaws the chair of the Meeting may adjourn the Meeting to another date and time announced at the Meeting without a vote of the shareholders present at the Meeting or the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of the shareholders present at the Meeting in person or by proxy, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Approval of any proposal to adjourn the Meeting brought before the Fund’s shareholders will require the affirmative vote of a majority of the votes cast on such matter at the Meeting. If an adjournment is properly brought before the Meeting, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

MEETING TO BE HELD ON MARCH 9, 2022

The proxy statement and proxy card are available at https://www.proxy-direct.com/pru-32511

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS I TRUSTEES OF THE FUND

In accordance with the Fund’s charter, the Fund’s Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees” or “Board Members”) is divided into three classes: Class I, Class II and Class III.

The Class I Board Members were elected for a term expiring at the 2022 annual meeting of shareholders and until their successors are duly elected and qualify. The Class II Board Members were elected for a term expiring at the 2023 annual meeting of shareholders and until their successors are duly elected and qualify. The Class III Board Members were elected for a term expiring at the 2024 annual meeting of shareholders and until their successors are duly elected and qualify.

Each Class I Board Member currently serving on the Board has been nominated by the Board for election at the Meeting to serve for a term expiring at the 2025 annual meeting of the Fund’s shareholders and until their successors are duly elected and qualify, or until they earlier resign or are otherwise removed. Subject to the Investment Company Act of 1940, as amended (the “1940 Act”), any vacancy on the Board may be filled by a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum. Any Board Member elected to fill a vacancy on the Board will serve for the remainder of the full term of the trusteeship in which the vacancy occurred and until a successor is elected and qualifies.

The classes of the Fund’s current Board Members and the Class I nominees are indicated below:

Class I Board Member Nominees

Ellen S. Alberding

Stuart S. Parker

Brian K. Reid

Class II Board Members

Kevin J. Bannon

Keith F. Hartstein

Grace C. Torres

Class III Board Members

Scott E. Benjamin

Barry H. Evans

The persons named as proxy holders intend to vote at the Meeting (unless directed not to so vote) “FOR” the election of each of the Class I Board Member nominees listed above (Ellen S. Alberding, Stuart S. Parker and Brian K. Reid). Each of the Class I Board Member nominees is currently a Class I Board Member and has indicated that he or she will serve if elected. However, if any Class I Board Member nominee should be unable to serve, proxies instructing the proxy holders to vote “FOR” such Class I Board Member nominee will be voted “FOR” any other person who shall be nominated by the Board to fill such trusteeship.

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the board members of investment companies by the 1940 Act, and applicable Maryland law. Information about the Board and the Fund’s officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Interested Board Members.”

Biographical Information for the Board. Certain biographical and other information relating to the Board Members of the Fund is set out below.

Independent Board Members (1)

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held During Past Five Years
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held During Past Five Years
Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Brian K Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.
Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank

Interested Board Members (2)
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute—Board of Governors (since May 2012).	None.

Name, Address Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held During Past Five Years
Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.

(1)	All Board Members joined the Board in October 2020.
(2)	A Board Member is deemed to be “Interested,” as “interested person” is defined in the 1940 Act, by reason of his/her affiliation with PGIM Investments and/or an affiliate of PGIM Investments.

Biographical Information for Officers of the Fund. Biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since Fund Inception
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since Fund Inception

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since Fund Inception

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since Fund Inception

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since Fund Inception
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since Fund Inception

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since Fund Inception

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since Fund Inception

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since Fund Inception

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since Fund Inception

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since Fund Inception

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since Fund Inception

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

•	Explanatory Notes to Tables: Unless otherwise noted, the address of all Board Members and officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set limit on the number of terms of office that Board Members or officers may serve. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships/Trusteeships Held” includes only directorships/trusteeships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, The Prudential Variable Contract Accounts, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

•	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation and expenses of officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

The Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on committees of the Board may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose boards the Board Members may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Independent Board Members’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any mutual fund managed by PGIM Investments chosen by the Independent Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Independent Board Member. The obligation to make payments of deferred Independent Board Members’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Independent Board Members.

The following table sets forth the compensation paid by the Fund to the Independent Board Members for service on the Board for the Fund’s fiscal year ended July 31, 2021, and the board of any other investment company in the PGIM fund complex (the “Fund Complex”) for the calendar year ended December 31, 2020. Aggregate compensation received by Board Members serving for the full calendar year ended December 31, 2021 is not expected to be materially different than the 2020 compensation detailed in the table below. Interested Board Members do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members

Name and Position	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex for Most Recent Calendar Year*
Ellen S. Alberding**	$1,527	None	None	$329,000(33/95)*
Kevin J. Bannon	$1,483	None	None	$312,000(33/95)*
Barry H. Evans**	$1,537	None	None	$331,000(32/94)*
Keith F. Hartstein	$1,740	None	None	$410,000(33/95)*
Brian K. Reid	$1,513	None	None	$320,000(32/94)*
Grace C. Torres	$1,547	None	None	$338,000(32/94)*

Explanatory Notes to Board Member Compensation Table

*

Compensation relates to portfolios that were in existence for any period during 2020. Number of funds and portfolios represent those in existence as of December 31, 2020 and excludes funds that have merged or liquidated during the year.

**

Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2020, amounted to $315,500 and $317,450 for Ms. Alberding and Mr. Evans, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.

Board Committees. The Board has established four standing committees in connection with governance of the Fund—the Audit Committee, the Nominating and Governance Committee, the Dryden Investment Committee and the Compliance Committee. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal controls and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee charter is attached as Annex A and is available on the Fund’s website. During the fiscal year ended July 31, 2021, the Audit Committee met four times.

The membership of the Audit Committee as of the date of this Proxy Statement is set forth below:

Grace C. Torres (Chair)

Brian K. Reid

Keith F. Hartstein

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members to serve on the Board and making recommendations to the Board concerning the individuals to be nominated as directors for election by the shareholders at each annual meeting, Board composition, committee structure and governance, Board Member education and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. During the fiscal year ended July 31, 2021, the Nominating and Governance Committee met four times. The Nominating and Governance Committee Charter is attached as Annex B and is also available on the Fund’s website.

The membership of the Nominating and Governance Committee as of the date of this Proxy Statement is set forth below:

Keith F. Hartstein (Chair)

Ellen S. Alberding

Kevin J. Bannon

Barry H. Evans

Dryden Investment Committee: The Dryden Investment Committee reviews the performance of the fixed income, asset allocation and closed-end funds in the Fund Complex. The Dryden Investment Committee reports the results of its review to the full Board of the Fund at each regularly scheduled Board meeting at which the Dryden Investment Committee meets. During the fiscal year ended July 31, 2021, the Dryden Investment Committee met three times.

The membership of the Dryden Investment Committee as of the date of this Proxy Statement is set forth below:

Barry H. Evans (Chair)

Grace C. Torres

Keith F. Hartstein (ex-officio)

Compliance Committee: The Compliance Committee serves as the liaison between the Board and the Fund’s Chief Compliance Officer (CCO). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee’s responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters within the Committee’s scope of responsibilities. The Compliance Committee charter is attached as Annex C and is available on the Fund’s website. The Compliance Committee was established in September 2021 and held its first meeting in November 2021.

The membership of the Compliance Committee as of the date of this Proxy Statement is set forth below:

Brian K. Reid (Chair)

Barry H. Evans

Grace C. Torres

Keith F. Hartstein (ex-officio)

Leadership Structure and Qualifications of Board. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of eight members, six of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees — Audit, Nominating and Governance, Dryden Investment and Compliance — and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other hand, and facilitates the exercise of the Board’s independent judgment in evaluating and managing these relationships. In addition, the structure efficiently allocates responsibility among committees. During the fiscal year ended July 31, 2021, the Board met eight times. Each Board Member then a Board Member attended all of the meetings of the Board and the committees of which he or she was a member. The Fund does not have a policy regarding the Board Members’ attendance at annual meetings of shareholders.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; other experiences or a combination of the foregoing.

Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.

Kevin J. Bannon. Mr. Bannon has been a Board Member of the Fund since inception and other funds in the Fund Complex since 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years.

Barry H. Evans. Mr. Evans joined the Board of the Fund and other funds in the Fund Complex in 2017. Mr. Evans has held senior executive positions and various portfolio manager roles in an asset management firm for thirty years.

Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.

Brian K. Reid. Mr. Reid joined the Board of the Fund and the other funds in the Fund Complex in 2018. Mr. Reid has more than 30 years of experience in economics and related fields, including serving as Chief Economist for the Investment Company Institute (ICI) for 13 years.

Grace C. Torres. Ms. Torres joined the Board of the Fund and other funds in the Fund Complex in 2014. Ms. Torres formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA).

Stuart S. Parker. Mr. Parker, who has served as an Interested Board Member and President of the Fund since inception and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PGIM Investments and several of its affiliates that provide services to the Fund and has held senior positions in PGIM Investments since 2005.

Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund since inception and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund since inception and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.

Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a registered investment company involves a variety of risks, such as investment risk, compliance risk and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Manager, Subadviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for election as Board Members. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members and by executive search firms which the committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and Board Members and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a person for nomination for election as a Board Member should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of the Fund, at 655 Broad Street, 17th Floor, Newark, New Jersey

07102. At a minimum, in addition to any information required to be provided under the Fund’s Bylaws, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” of the Fund as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of common shares of beneficial interest of the Fund held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to recommend that the Board nominate an individual to the Board, committee members and other Board Members customarily interview the individual in person. In addition, the individual is customarily asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Board Member’s share ownership in the Fund and in all registered funds in the Fund Complex that are overseen by the respective Board Member as of December 31, 2021 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Barry H. Evans	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Brian K. Reid	None	Over $100,000
Grace C. Torres	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

As of December 31, 2021, none of the Independent Board Members or any member of his/her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or Subadviser.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, 655 Broad Street, 17th Floor, Newark, New Jersey 07102. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Report of the Audit Committee

The Board of the Fund has an Audit Committee which as of September 13, 2021 consisted of Grace Torres (Chair), Brian K. Reid and Keith F. Hartstein. Each member of the Audit Committee (i) is not an “interested person” of the Fund or of PGIM Investments, within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met four times during the fiscal year ended July 31, 2021. The Audit Committee has a charter, a copy of which is attached as Annex A and is also available on the Fund’s web site at https://www.pgim.com/investments/closed-end-funds/pgim-short-duration-high-yield-opportunities-fund.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the types of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on September 13, 2021 the Audit Committee reviewed and discussed the Fund’s audited financial statements as of and for the year ended July 31, 2021 with management of the Fund and the Fund’s independent registered public accounting firm and discussed the audit of such financial statements with the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it and representations made by management or the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of the Fund that the Fund’s audited financial statements as of and for the year ended July 31, 2021 be included in the Fund’s annual report to shareholders for the fiscal year ended July 31, 2021.

Submitted by the Audit Committee of the Fund’s Board

Grace Torres (Chair)

Brian K. Reid

Keith F. Hartstein

September 13, 2021

Board Recommendation and Required Vote

Board Members are elected by the affirmative vote of the holders of a majority of the shares of the Fund’s common shares of beneficial interest outstanding and entitled to vote thereon. For purposes of the election of Board Members, abstentions and broker non-votes, if any, will not be considered votes cast, and will have the same effect as a vote against the election of a Board Member.

The Board, including the Board Members who are not “interested” persons, unanimously recommends that shareholders of the Fund vote FOR each of the nominees for election as a Class I Board Member.

SUBMISSION OF SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER

COMMUNICATIONS

All proposals by shareholders of the Fund that are intended to be included in the Fund’s proxy statement for, and presented at, the 2023 Annual Meeting of Shareholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than September 28, 2022. Shareholder proposals are subject to certain regulations under the federal securities laws. The Fund’s Bylaws currently provide that any shareholder who desires to bring a proposal at the 2023 Annual Meeting of Shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed c/o PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102) during the 30 day period from August 29, 2022 to 5:00 P.M. Eastern Time on September 28, 2022, accompanied by the information and certifications required by the Fund’s Bylaws.

However, the Fund’s Bylaws currently provide that, if the Fund’s 2023 Annual Meeting of Shareholders is held earlier than February 7, 2023 or later than April 8, 2023, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2023 Annual Meeting of Shareholders, as originally convened, and no later than 5:00 P.M., Eastern Time, on the later of the 120th day prior to the date of the 2023 Annual Meeting of Shareholders, as originally convened, or the tenth day following the public announcement of the date of the 2023 Annual Meeting of Shareholders, accompanied by the information and certifications required by the Fund’s Bylaws.

A shareholder who wishes to send any communications to the Board should also deliver such communications to the Secretary of the Fund c/o PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102.

ADDITIONAL INFORMATION

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (PwC), 300 Madison Avenue, New York, NY 10017 has been appointed to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending July 31, 2021.

A representative of PwC will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by the Fund’s independent registered public accountant for professional services for the fiscal year ended July 31, 2021.

Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
$45,000	None	None	None

*

“Audit-Related Fees” are the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

**	“Tax Fees” are those fees related to the Fund’s independent registered public accountant’s tax consulting services, including primarily the review of the Fund’s income tax returns.
***	“All Other Fees” include the aggregate fees billed for products and services provided by the Fund’s independent registered public accountant, other than the reported services.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accountant, and all non-audit services to be provided by the independent accountants to the Manager and any entity controlling, controlled by or under common control with the Manager (“Affiliates”) that provides on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. For the fiscal year ended July 31, 2021, all of the audit and non-audit services described above for which the Fund’s independent registered public accountant billed the Fund fees were pre-approved by the Audit Committee as required.

The aggregate non-audit fees billed by the Fund’s independent registered public accountant for services rendered to the Fund and rendered to the Manager or its Affiliates that provide ongoing services to the Fund for the fiscal year ended July 31, 2021 is $0.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York Mellon (“BNY Mellon”) is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of BNY Mellon is 225 Liberty Street, New York, New York 10286.

Computershare Trust Company, N.A. serves as the transfer agent and registrar and Computershare Inc. serves as the dividend paying agent of the Fund. The principal business address of Computershare Trust Company, N.A. is P.O. Box 43078, Providence, Rhode Island 02940-3078.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, in combination require the Fund’s Board Members and officers and persons who own more than 10% of the Fund’s common shares of beneficial interest, as well as PGIM Investments and certain of its affiliated persons, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. (“NYSE”). Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons, the Fund believes that during the fiscal year ended July 31, 2021 that all such filing requirements were met with respect to the Fund.

Credit Agreement

On December 10, 2020, the Fund entered into a committed lending agreement with a financial institution. As of July 31, 2021, the Fund had $154mm outstanding under the agreement.

Broker Non-Votes and Abstentions

Shareholders represented by properly authorized proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as shareholders that are present and entitled to vote for purposes of determining a quorum, but will not constitute a vote “FOR” any proposal and will have the effect of a vote against the election of the nominees named in this Proxy Statement.

5% Beneficial Ownership

As of December 17, 2021, to the best knowledge of the Fund, other than as noted below, there were no shareholders who beneficially owned more than 5% of the Fund’s outstanding common shares of beneficial interest.

To the best knowledge of the Fund, based on Schedule 13D and Schedule 13G filings made on or before December 17, 2021, the following shareholders beneficially owned more than 5% of the Fund’s outstanding common shares of beneficial interest:

•

Based on Schedule 13G filed by Morgan Stanley and Morgan Stanley Smith Barney LLC, (“Morgan Stanley”), located at 1585 Broadway, New York, NY 10036, as of March 31, 2021, Morgan Stanley beneficially owned 2,721,749 common shares of beneficial interest equal to 11.00% of the Fund’s outstanding common shares of beneficial interest.

As of the close of business on December 17, 2021, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 24,667,764 common shares of beneficial interest, equal to approximately 99% of the Fund’s outstanding common shares of beneficial interest.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with these proxies will be borne by the Fund. Proxies may also be solicited in person by officers of the Fund and by officers or employees of PGIM Investments or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Board does not know of any other matter that may properly be brought before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies with their discretion on such matter.

By Order of the Board,

Andrew R. French

Secretary

January 26, 2022

EVEN IF YOU PLAN TO ATTEND THE MEETING BY TELEPHONE, SHAREHOLDERS ARE REQUESTED TO INDICATE VOTING INSTRUCTIONS BY INTERNET OR TELEPHONE OR BY DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A

AUDIT COMMITTEE CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Prudential Retail Mutual Fund (each, a “Fund”) shall consist of a minimum of three Board Members of the Fund, appointed by the Board of Directors/Trustees (the “Board” and the members thereof, the “Board Members) of the Fund:

(a)        no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)        no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board or any committee thereof);

(c)        at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)        at least one member must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

The Board shall determine (i) annually if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) biennially whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

The Board expects each Audit Committee member to attend at least one educational session covering audit-related topics per year.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)        to oversee the accounting and financial reporting policies and processes of the Fund and its internal control over financial reporting;

(b)        to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c)        to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)        to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review, oversee and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e)        to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement; and

(f)        to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board Member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board Member reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Board Member is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser or administrator, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)        to undertake, when deemed appropriate by the Board and on behalf of the Board, the process for evaluating alternate or additional independent accounting firms to do all or some of the work being performed by the independent accounting firm(s) then serving as independent accountants for the Funds;

(c)        to terminate, as appropriate, the independent accountants;

(d)        to monitor the independence and capabilities of the independent accountants;

(e)        to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(f)        to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any), administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(g)        to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h)        to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(i)        to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(j)        to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(k)        to recommend to the Board the appointment of the Fund’s principal accounting officer and principal financial officer;

(l)        to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; any significant changes to the planned audit strategy or identified risks; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(m)        to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(n)        to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s interim financial statements, with Fund management and the Fund’s independent accountants, including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); reviewing the Fund’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(o)        to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) the extent to which the independent accountants intend to use the internal auditors of the Funds or Management in the audit; (c) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (d) the detection of fraud or illegal acts; (e) any violations or possible violations of laws or regulations; (f) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (g) any disagreements or difficulties with management; (h) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (i) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (j) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (k) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(p)        [Exchange-listed funds only] to review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies;

(q)        to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements), any matters of concern relating to the Fund’s financial statements ([Exchange-listed funds only] including the effects of alternative generally accepted accounting principles (“GAAP”) methods on financial statements and any adjustments to such statements recommended by the independent accountants), any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(r)        to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(s)        to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(t)        to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(u)        to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(v)        [Exchange-listed funds only] to review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund;

(w)        to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(x)        to investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(y)        to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(z)        to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(aa)        [Exchange-listed Funds only] to discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies, if any;

(bb)        at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, administrator and affiliates thereof;

(cc)        to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(dd)        [Exchange-listed Funds only] to provide assistance to the Fund, if appropriate, in preparing any written affirmation or written certification required to be filed with any market quotation system or stock exchange on which Fund shares are or become quoted or listed;

(ee)        to report the Committee’s activities and conclusions on a regular basis to the Board ([Exchange-listed funds only] including reviewing any issues that arise with respect to the quality or integrity of the Fund’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the independent accountants) and to make such recommendations as the Committee deems necessary or appropriate;

(ff)        [Exchange-listed funds only] to evaluate the qualifications, independence and performance of the Fund’s independent accountants, including the lead partner of the independent auditor, in light of the opinions of management and internal auditors;

(gg)        to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(hh)        to evaluate annually the performance of the Audit Committee;

(ii)        [Exchange-listed funds only] to discuss with management the Fund’s major financial risk exposures and the steps management has taken (including the guidelines and processes) to monitor and control such exposures, including the Fund’s risk assessment and risk management policies;

(jj)        [Exchange-listed closed-end funds only] to make the statement required by the rules of the Securities and Exchange Commission to be included in the Fund’s annual proxy statement, if any, and determine to its satisfaction that the Audit Committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent accountants the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, (AICPA, Professional Standards, Vol. 1, AS 1301),as adopted by the Public Company Accounting Oversight Board in Rule 3200; (iii) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and (iv) made a recommendation to the Board as to whether the financial statements should be included in the Fund’s annual report for the past fiscal year, for filing with the Securities and Exchange Commission; and

(kk)        to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the Securities and Exchange Act of 1934 may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

ANNEX B

NOMINATING AND GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Nominating and Governance Committee of each Fund include:

•

Recommending to the Board of the Fund the slate of nominees for Independent Board Members and Non-Management Board Members to be elected (including any Board Members to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers in terms of both the letter and the spirit of the Investment Company Act of 1940 and the Rules, Regulations and Forms under the Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•

Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent, Interested or Non-Management) whom the Committee anticipates recommending to the Board for service on the Board. The Committee will not consider any candidate for an Independent Board Member who is a close family member of an employee, officer or interested Board Member of any Fund or its affiliates.

•

Reviewing the independence of Independent Board Members then serving on the Fund Board. An otherwise Independent Board Member who served as an officer or director of the Fund’s manager, investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless two years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Board Member of any Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding two years has received, any consulting, advisory or similar fee from PGIM or any affiliate thereof, will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Board Members to be selected for membership on the various Board Committees.

•	Reviewing the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•

Reviewing each Board Member’s beneficial investment in Fund shares. Each Independent and Non-Management Board Member is expected to maintain, either directly, beneficially or through the deferred compensation plan, investments in one or more Funds in the cluster that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds. Under ordinary circumstances, new Independent Board Members will have two years to comply with this policy.

•

Being available to assist the Board in evaluating the quality of Board Member participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to

[1]	Audit Committee financial experts were last designated May 2021. The Governance Committee will review this designation every year ending in an odd number.

the full Board. A Board Member automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•	Recommending to the Board a successor to the Board Chair prior to the expiration of a term or when a vacancy occurs.

•

Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•

Annually monitoring the attendance by each Independent Board Member and Non-Management Board Member at educational seminars, conferences or similar meetings. The Board expects each Independent and Non-Management Board Member to attend at least one such meeting per year. Any Independent or Non-Management Board Member who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent or Non-Management Board Members before or shortly after the new Board Member joins the Board.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “recommended practices.”

•	Reviewing, at least annually, and overseeing the performance of outside counsel to the Funds and of counsel to the Independent Board Members, including fees and expenses.

•

Undertaking, when deemed appropriate by the Board and on behalf of the Board, the process for evaluating law firms to serve as counsel to the Independent Board Members, and coordinating as appropriate with management the process for evaluating law firms to serve as Fund counsel.

•	Reviewing compliance with the policy encouraging Independent and Non-Management Board Members to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Board Member compliance with the requirement that a Board Member must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board concerning Independent and Non-Management Board Member compensation and expenses, including:

–	annual fees;

–	supplemental compensation for Committee service;

–	supplemental compensation for serving as a Committee Chair;

–	Board or Committee meeting attendance fees;

–	daily service fees or per diem amounts, as contemplated by the Board Compensation Policy; and

–	expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

Process for Review of Possible Conflicts

From time to time, an Independent or Non-Management Board Member may be asked to serve on the board of a company or investment vehicle or may otherwise have an opportunity to be involved in the financial services industry or with a company or group that is involved with the financial services industry. Subject to confidentiality considerations, such Board Member will notify the Chair of the Committee and Independent Board Members’ counsel as promptly as possible if any of these situations should arise. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Board Member. For purposes of this paragraph, “involvement with the financial services industry” includes any public pronouncements (whether written or oral) pertaining to any aspect of the industry (including, but not limited to, investments, fees, administrative matters and governance practices).

External Communications

Consistent with the penultimate bullet point in the Board Chair “Responsibilities” section of this Handbook, Independent and Non-Management Board Members should refrain from all communications with the media or otherwise relating to the Board, the Funds, and Prudential Financial, Inc., (or its affiliates). Board Members should refer all communications to the Board Chair or counsel to the Independent Board Members. “Communications” for purposes of this paragraph means all forms of communications (written or oral) and includes, but is not limited to, interactions with the media, professional or academic publications and organizations and/or all forms of social media. Only the Board and Nominating & Governance Committee Chairs can make exceptions to this policy, after consulting with counsel to the Independent Board Members.

ANNEX C

COMPLIANCE COMMITTEE CHARTER

The Securities and Exchange Commission has stressed that “it is critically important for funds and advisers to have strong systems of controls in place to prevent violations of the federal securities laws and to protect the interests of shareholders and clients.” * In light of the critical role of compliance in fund governance, the Board of Directors of the PGIM Retail Funds has designated the Compliance Committee as the liaison between the Board and the Funds’ Chief Compliance Officer (CCO). In its role as liaison, the Compliance Committee shall assist the Board in the manner set forth below and as otherwise requested by the Board. The Compliance Committee will undertake its responsibility without derogation of any of the Board’s duties or responsibilities to approve and review the Funds’ compliance policies and procedures and to review the CCO’s administration of those policies and procedures.

Responsibilities

The responsibilities of the Compliance Committee include, but are not limited to:

Compliance Matters

•	Serving as a liaison between the Board and the Funds’ CCO.

•	Considering, in consultation with the Board Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Committee between Board meetings.

•	Considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board.

•	Reviewing, in its discretion, any compliance matters that the Committee determines warrant review between Board meetings.

•	Authorizing and receiving reports on any investigations into matters within the Committee’s scope of responsibilities.

Compliance Administration

•	Coordinating with the CCO regarding the appropriate format for communications to the Board regarding compliance matters and other matters within the Committee’s purview.

•	Periodically reviewing the CCO’s development of internal testing capabilities and internal testing plans.

•

When the CCO wishes to engage an independent third party to perform compliance related work at the Funds’ expense, evaluating with the CCO which third party to recommend to the Board as well as the appropriate scope of the work to be performed and the fees associated with the work.

•	Considering, periodically, the formats for the CCO’s reports to the Board, including the annual report.

•	Periodically reviewing and, as appropriate, recommending changes to its Charter.

C-1

CCO Matters

•	Coordinating the CCO’s annual performance review and the Board’s annual consideration of the CCO’s compensation.

•	When necessary, leading the Board’s evaluation of CCO candidates and recommending to the Board the retention of an individual to serve as CCO.

Miscellaneous

•	Considering any other matters as requested by the Board.

*	Compliance Programs of Investment Companies and Investment Advisers, Investment Company Act Release No. 26299 (December 17, 2003).

C-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING

on March 9, 2022 at 2:00 p.m. Eastern Time.

To participate in the Meeting, you must email

shareholdermeetings@computershare.com

no later than 2:00 p.m., Eastern Time, on

March 4, 2022 and provide your full name and address.

Please detach at perforation before mailing.

PROXY	PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND

2022 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 9, 2022

THIS PROXY OF PGIM SHORT DURATION HIGH YIELD OPPORTUNITIES FUND IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned shareholder of PGIM Short Duration High Yield Opportunities Fund, a Maryland statutory trust (the “Fund”), hereby appoints Claudia DiGiacomo, Andrew R. French and Patrick McGuinness, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2022 Annual Meeting of Shareholders of the Fund to be held via audio teleconference only, on March 9, 2022, at 2:00 p.m., Eastern Time, and any postponement or adjournment thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the 2022 Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

To participate in the Meeting, you must email shareholdermeetings@computershare.com no later than 2:00 p.m., Eastern Time, on March 4, 2022, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

SDH_32511_122821

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2022 Annual Meeting of Shareholders of

PGIM Short Duration High Yield Opportunities Fund to Be Held on March 9, 2022.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/pru-32511

Please detach at perforation before mailing.

The Proxies are authorized to vote in their discretion on any other business as may properly come before the Meeting or any adjournment or postponement thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:  ☒

 A  Proposal(s) The Board of Trustees recommends a vote “FOR” the following nominees.

1.	Election of Trustees – Class I:

		FOR	AGAINST	ABSTAIN

	01. Ellen S. Alberding	☐	☐	☐

	02. Stuart S. Parker	☐	☐	☐

	03. Brian K. Reid	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

Non-Voting Item	YES	NO

I plan to attend the telephonic Meeting.	☐	☐

 B  Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.